Exhibit 99.2

Investor Supplement
Third Quarter 2013
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 27.

Kemper Corporation
Investor Supplement
Third Quarter 2013
Table of Contents

Page
Consolidated Financial Highlights	3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Consolidated Statements of Cash Flows	6 - 7
Capital Metrics	8
Debt Outstanding and Ratings	9
Segment Revenues	10
Segment Operating Results	11 - 12
Catastrophe Frequency and Severity	13
Combined Property and Casualty Operations	14
Kemper Preferred Segment	15 - 16
Kemper Specialty Segment	17 - 18
Kemper Direct Segment	19 - 20
Life and Health Insurance Segment	21
Investment Performance	22
Invested Assets	23
Investment Concentration	24
Municipal Bond Securities	25
Investments in Limited Liability Investment Companies and Limited Partnerships	26
Definitions of Non-GAAP Financial Measures	27 - 28

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
For Period Ended
Earned Premiums	$507.5	$512.8	$509.9	$520.8	$527.3	$529.8	$529.2	$1,530.2	$1,586.3
Net Investment Income	82.4	74.6	80.8	72.9	70.4	75.2	77.4	237.8	223.0
Net Investment Gains and Other Income	45.8	1.5	25.2	2.9	47.9	3.9	4.6	72.5	56.4
Total Revenues	$635.7	$588.9	$615.9	$596.6	$645.6	$608.9	$611.2	$1,840.5	$1,865.7

Consolidated Net Operating Income (Loss)[1]	$38.9	$31.7	$42.3	$(3.4)	$24.6	$(0.8)	$33.4	$112.9	$57.2
Income (Loss) from Continuing Operations	$68.6	$32.5	$58.6	$(1.7)	$55.6	$1.6	$36.3	$159.7	$93.5
Net Income	$70.1	$34.0	$58.4	$1.9	$55.6	$2.3	$43.6	$162.5	$101.5

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss)[1]	$0.69	$0.55	$0.72	$(0.06)	$0.42	$(0.01)	$0.56	$1.96	$0.96
Income (Loss) from Continuing Operations	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.61	$2.77	$1.57
Net Income	$1.24	$0.59	$1.00	$0.03	$0.95	$0.04	$0.73	$2.82	$1.71
Diluted:
Consolidated Net Operating Income (Loss)[1]	$0.69	$0.55	$0.72	$(0.06)	$0.42	$(0.01)	$0.55	$1.95	$0.96
Income (Loss) from Continuing Operations	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.60	$2.76	$1.56
Net Income	$1.23	$0.59	$1.00	$0.03	$0.95	$0.04	$0.72	$2.81	$1.70

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72

At Period End
Total Assets	$7,745.9	$7,820.8	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4
Insurance Reserves	$4,086.1	$4,108.6	$4,117.1	$4,132.2	$4,131.6	$4,140.8	$4,119.2
Notes Payable	$606.7	$611.9	$611.6	$611.4	$611.2	$611.0	$610.8
Shareholders’ Equity	$2,009.1	$2,005.0	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Shareholders’ Equity Excluding Goodwill	$1,697.3	$1,693.2	$1,860.6	$1,849.9	$1,892.7	$1,836.9	$1,820.0
Common Shares Issued and Outstanding (In Millions)	56.025	57.061	58.322	58.454	58.353	59.000	59.723
Book Value Per Share[2]	$35.86	$35.14	$37.25	$36.98	$37.78	$36.42	$35.69
Book Value Per Share Excluding Goodwill[1,2]	$30.30	$29.67	$31.90	$31.65	$32.44	$31.13	$30.47
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$32.93	$31.91	$31.55	$30.62	$31.19	$30.19	$30.40
Debt to Total Capitalization[2]	23.2%	23.4%	22.0%	22.0%	21.7%	22.1%	22.3%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	7.8%	7.0%	5.5%	4.8%	5.9%	3.4%	3.2%

[1] Non-GAAP Measure. See page 27 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Revenues:
Earned Premiums	$507.5	$512.8	$509.9	$520.8	$527.3	$529.8	$529.2	$1,530.2	$1,586.3
Net Investment Income	82.4	74.6	80.8	72.9	70.4	75.2	77.4	237.8	223.0
Other Income	0.1	0.2	0.2	0.2	0.2	0.2	0.2	0.5	0.6
Net Realized Gains on Sales of Investments	49.1	2.3	26.9	5.5	50.9	4.1	4.9	78.3	59.9
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(3.5)	(2.3)	(2.4)	(3.1)	(3.2)	(0.4)	(0.5)	(8.2)	(4.1)
Portion of Losses Recognized in Other Comprehensive Income	0.1	1.3	0.5	0.3	—	—	—	1.9	—
Net Impairment Losses Recognized in Earnings	(3.4)	(1.0)	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)	(6.3)	(4.1)
Total Revenues	635.7	588.9	615.9	596.6	645.6	608.9	611.2	1,840.5	1,865.7
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	338.3	354.2	349.2	413.0	368.7	423.8	376.6	1,041.7	1,169.1
Insurance Expenses	170.1	163.1	158.3	169.5	172.7	167.7	162.4	491.5	502.8
Interest and Other Expenses	25.3	25.2	23.8	20.1	22.7	20.9	21.8	74.3	65.4
Total Expenses	533.7	542.5	531.3	602.6	564.1	612.4	560.8	1,607.5	1,737.3
Income (Loss) from Continuing Operations before Income Taxes	102.0	46.4	84.6	(6.0)	81.5	(3.5)	50.4	233.0	128.4
Income Tax Benefit (Expense)	(33.4)	(13.9)	(26.0)	4.3	(25.9)	5.1	(14.1)	(73.3)	(34.9)
Income (Loss) from Continuing Operations	68.6	32.5	58.6	(1.7)	55.6	1.6	36.3	159.7	93.5
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	2.2	2.5	(0.4)	5.7	(0.1)	1.0	12.3	4.3	13.2
Income Tax Benefit (Expense)	(0.7)	(1.0)	0.2	(2.1)	0.1	(0.3)	(5.0)	(1.5)	(5.2)
Income (Loss) from Discontinued Operations	1.5	1.5	(0.2)	3.6	—	0.7	7.3	2.8	8.0
Net Income	$70.1	$34.0	$58.4	$1.9	$55.6	$2.3	$43.6	$162.5	$101.5
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.61	$2.77	$1.57
Diluted	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.60	$2.76	$1.56
Net Income Per Unrestricted Share:
Basic	$1.24	$0.59	$1.00	$0.03	$0.95	$0.04	$0.73	$2.82	$1.71
Diluted	$1.23	$0.59	$1.00	$0.03	$0.95	$0.04	$0.72	$2.81	$1.70
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72
Weighted Average Unrestricted Common Shares Outstanding	56.366	57.519	58.131	58.067	58.300	59.197	59.866	57.374	59.156

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Assets:
Investments:
Fixed Maturities at Fair Value	$4,645.0	$4,701.1	$4,856.5	$4,860.2	$4,725.6	$4,766.7	$4,787.7
Equity Securities at Fair Value	567.4	545.0	554.1	521.9	545.7	470.2	429.6
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	231.4	241.7	248.1	253.0	267.3	283.9	311.7
Short-term Investments at Cost	286.8	239.3	362.8	327.5	297.3	272.7	364.2
Other Investments	446.2	496.0	494.8	497.5	500.1	500.3	499.0
Total Investments	6,176.8	6,223.1	6,516.3	6,460.1	6,336.0	6,293.8	6,392.2
Cash	76.1	69.5	97.5	96.3	318.7	249.5	128.7
Receivable from Policyholders	354.2	357.5	363.2	369.3	385.6	374.7	378.4
Other Receivables	203.9	206.2	202.7	206.1	207.6	207.0	210.5
Deferred Policy Acquisition Costs	308.5	308.4	304.5	303.4	306.8	303.5	297.9
Goodwill	311.8	311.8	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	61.6	85.7	—	5.4	0.1	9.8	—
Other Assets	253.0	258.6	260.2	256.7	254.2	256.7	250.9
Total Assets	$7,745.9	$7,820.8	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,201.5	$3,189.6	$3,174.8	$3,161.6	$3,149.8	$3,130.6	$3,117.8
Property and Casualty	884.6	919.0	942.3	970.6	981.8	1,010.2	1,001.4
Total Insurance Reserves	4,086.1	4,108.6	4,117.1	4,132.2	4,131.6	4,140.8	4,119.2
Unearned Premiums	635.3	640.3	646.8	650.9	674.3	665.5	668.3
Liabilities for Income Taxes	6.6	6.5	25.8	21.5	59.1	24.7	18.2
Notes Payable at Amortized Cost	606.7	611.9	611.6	611.4	611.2	611.0	610.8
Accrued Expenses and Other Liabilities	402.1	448.5	482.5	431.4	440.1	416.1	422.1
Total Liabilities	5,736.8	5,815.8	5,883.8	5,847.4	5,916.3	5,858.1	5,838.6
Shareholders’ Equity:
Common Stock	5.6	5.7	5.8	5.8	5.8	5.9	6.0
Paid-in Capital	698.0	709.1	722.5	725.0	722.8	729.7	737.5
Retained Earnings	1,184.4	1,151.7	1,158.0	1,118.2	1,130.8	1,101.6	1,126.2
Accumulated Other Comprehensive Income	121.1	138.5	286.1	312.7	345.1	311.5	262.1
Total Shareholders’ Equity	2,009.1	2,005.0	2,172.4	2,161.7	2,204.5	2,148.7	2,131.8
Total Liabilities and Shareholders’ Equity	$7,745.9	$7,820.8	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended		Year Ended
	Sep 30, 2013	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
Operating Activities:
Net Income	$162.5	$101.5	$103.4	$74.5	$177.9
Adjustments to Reconcile Net Income to Net Cash Provided (Used) by Operating Activities:
Increase in Deferred Policy Acquisition Costs	(5.1)	(12.7)	(9.4)	(7.8)	(4.7)
Amortization of Life Insurance in Force Acquired and Customer Relationships Acquired	6.3	5.9	8.0	11.4	11.0
Equity in Net Income of Investee before Taxes	—	—	—	—	0.2
Equity in Earnings of Equity Method Limited Liability Investments	(19.9)	(7.2)	(9.3)	(9.6)	(48.8)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	15.1	10.7	15.4	—	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	12.4	11.3	15.2	16.0	17.6
Net Realized Gains on Sales of Investments	(78.3)	(59.9)	(65.4)	(34.1)	(42.6)
Net Impairment Losses Recognized in Earnings	6.3	4.1	6.9	11.3	16.5
Net Gain on Sale of Portfolio of Automobile Loan Receivables	—	(12.9)	(12.9)	(4.5)	—
Benefit for Loan Losses	—	(2.0)	(2.0)	(42.0)	(14.2)
Depreciation of Property and Equipment	12.7	11.1	15.3	10.9	14.5
Write-off of Goodwill	—	—	—	—	14.8
Impairment of P&C Customer Relationships Acquired	—	—	—	13.5	—
Decrease (Increase) in Other Receivables	13.5	4.6	13.9	(0.2)	28.0
Decrease in Insurance Reserves	(47.3)	(1.6)	(1.1)	(52.1)	(52.1)
Increase (Decrease) in Unearned Premiums	(15.6)	8.1	(15.2)	(12.4)	(46.4)
Change in Income Taxes	34.3	10.5	(14.9)	17.2	8.7
Decrease in Accrued Expenses and Other Liabilities	(36.2)	(1.0)	(15.6)	(47.5)	(41.0)
Other, Net	32.2	29.1	33.4	30.4	19.1
Net Cash Provided (Used) by Operating Activities (Carryforward to page 7)	92.9	99.6	65.7	(25.0)	58.5

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended		Year Ended
	Sep 30, 2013	Sep 30, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
Net Cash Provided (Used) by Operating Activities (Carryforward from page 6)	92.9	99.6	65.7	(25.0)	58.5
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	578.5	784.7	914.4	650.3	706.7
Purchases of Fixed Maturities	(667.4)	(574.0)	(872.6)	(663.4)	(532.1)
Sales of Equity Securities	107.3	30.8	70.8	248.3	33.8
Purchases of Equity Securities	(136.0)	(118.7)	(137.7)	(199.2)	(189.1)
Sales of Former Investee	—	—	—	—	2.7
Sales of and Return of Investment of Equity Method Limited Liability Investments	26.5	31.8	56.0	57.0	38.1
Acquisitions of Equity Method Limited Liability Investments	(8.3)	(18.5)	(31.0)	(25.7)	(31.9)
Decrease (Increase) in Short-term Investments	39.7	(49.9)	(80.0)	155.5	(7.3)
Acquisition and Improvements of Investment Real Estate	(4.9)	(3.7)	(5.5)	(6.4)	(3.9)
Sales of Investment Real Estate	102.5	—	6.0	0.3	9.6
Increase in Other Investments	(6.5)	(8.5)	(12.4)	(15.6)	(14.7)
Acquisition of Software	(12.5)	(20.9)	(26.5)	(23.2)	(26.4)
Disposition of Business, Net of Cash Disposed	3.8	—	—	—	4.1
Net Proceeds from Sale of Portfolio of Automobile Loan Receivables	—	17.7	16.7	220.7	—
Receipts from Automobile Loan Receivables	—	2.0	2.0	166.5	339.6
Other, Net	(8.5)	(5.9)	(6.4)	(0.5)	(9.9)
Net Cash Provided (Used) by Investing Activities	14.2	66.9	(106.2)	564.6	319.3
Financing Activities:
Repayments of Certificates of Deposits	—	—	—	(321.8)	(366.9)
Proceeds from Issuance of Notes Payable	—	—	—	95.0	387.8
Repayments of Notes Payable	(5.5)	—	—	(95.0)	(340.1)
Common Stock Repurchases	(82.9)	(57.7)	(60.7)	(27.4)	(34.4)
Cash Dividends Paid to Shareholders	(41.5)	(42.9)	(56.9)	(58.2)	(54.6)
Cash Exercise of Stock Options	0.6	—	1.3	0.2	0.5
Excess Tax Benefits from Share-based Awards	0.9	0.2	0.5	0.2	0.2
Other, Net	1.1	1.4	1.4	1.4	3.2
Net Cash Used by Financing Activities	(127.3)	(99.0)	(114.4)	(405.6)	(404.3)
Increase (Decrease) in Cash	(20.2)	67.5	(154.9)	134.0	(26.5)
Cash, Beginning of Year	96.3	251.2	251.2	117.2	143.7
Cash, End of Period	$76.1	$318.7	$96.3	$251.2	$117.2

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Book Value Per Share
Numerator
Shareholders’ Equity	$2,009.1	$2,005.0	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,697.3	$1,693.2	$1,860.6	$1,849.9	$1,892.7	$1,836.9	$1,820.0
Shareholders’ Equity	$2,009.1	$2,005.0	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Less: Net Unrealized Gains on Fixed Maturities	(164.0)	(184.2)	(332.4)	(371.8)	(384.5)	(367.4)	(316.3)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,845.1	$1,820.8	$1,840.0	$1,789.9	$1,820.0	$1,781.3	$1,815.5
Denominator
Common Shares Issued and Outstanding	56.025	57.061	58.322	58.454	58.353	59.000	59.723
Book Value Per Share	$35.86	$35.14	$37.25	$36.98	$37.78	$36.42	$35.69
Book Value Per Share Excluding Goodwill	$30.30	$29.67	$31.90	$31.65	$32.44	$31.13	$30.47
Book Value Per Share Excluding Unrealized on Fixed Maturities	$32.93	$31.91	$31.55	$30.62	$31.19	$30.19	$30.40

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$164.4	$149.9	$118.2	$103.4	$125.8	$72.2	$66.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,110.5	$2,138.5	$2,163.8	$2,152.7	$2,144.6	$2,111.8	$2,086.8
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	7.8%	7.0%	5.5%	4.8%	5.9%	3.4%	3.2%

Debt and Total Capitalization
Debt	$606.7	$611.9	$611.6	$611.4	$611.2	$611.0	$610.8
Shareholders’ Equity	2,009.1	2,005.0	2,172.4	2,161.7	2,204.5	2,148.7	2,131.8
Total Capitalization	$2,615.8	$2,616.9	$2,784.0	$2,773.1	$2,815.7	$2,759.7	$2,742.6
Ratio of Debt to Shareholders’ Equity	30.2%	30.5%	28.2%	28.3%	27.7%	28.4%	28.7%
Ratio of Debt to Total Capitalization	23.2%	23.4%	22.0%	22.0%	21.7%	22.1%	22.3%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$152.6	$124.3	$187.4	$190.2	$214.7	$163.2	$188.9
Borrowings Available Under Credit Agreement	325.0	325.0	325.0	325.0	325.0	325.0	325.0
Parent Company Liquidity	$477.6	$449.3	$512.4	$515.2	$539.7	$488.2	$513.9

Capital Returned to Shareholders
Common Stock Repurchased	$36.3	$42.4	$6.5	$—	$20.0	$21.5	$19.2
Cash Dividends Paid	13.6	13.9	14.0	14.0	14.1	14.3	14.5
Total Capital Returned to Shareholders	$49.9	$56.3	$20.5	$14.0	$34.1	$35.8	$33.7

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Notes Payable under Revolving Credit Agreements	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	357.8	357.6	357.4	357.3	357.2	357.1	356.9
6.00% Senior Notes due November 30, 2015	248.9	248.8	248.7	248.6	248.5	248.3	248.3
Mortgage Note Payable at Amortized Cost	—	5.5	5.5	5.5	5.5	5.6	5.6
Notes Payable at Amortized Cost	$606.7	$611.9	$611.6	$611.4	$611.2	$611.0	$610.8

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Revenues:
Kemper Preferred:
Earned Premiums	$220.5	$221.5	$219.2	$223.5	$222.9	$218.0	$215.0	$661.2	$655.9
Net Investment Income	13.2	13.2	15.0	11.4	10.8	11.9	10.9	41.4	33.6
Other Income	0.1	—	0.1	0.1	0.1	0.1	0.1	0.2	0.3
Total Kemper Preferred	233.8	234.7	234.3	235.0	233.8	230.0	226.0	702.8	689.8
Kemper Specialty:
Earned Premiums	98.1	100.6	99.2	102.5	103.9	106.6	106.8	297.9	317.3
Net Investment Income	5.0	5.1	6.3	4.6	4.5	4.7	5.2	16.4	14.4
Other Income	—	0.1	0.1	0.1	0.1	0.1	—	0.2	0.2
Total Kemper Specialty	103.1	105.8	105.6	107.2	108.5	111.4	112.0	314.5	331.9
Kemper Direct:
Earned Premiums	30.1	31.8	33.7	36.8	40.3	43.9	47.0	95.6	131.2
Net Investment Income	3.1	3.2	3.8	3.2	3.4	3.7	3.6	10.1	10.7
Total Kemper Direct	33.2	35.0	37.5	40.0	43.7	47.6	50.6	105.7	141.9
Life and Health Insurance:
Earned Premiums	158.8	158.9	157.8	158.0	160.2	161.3	160.4	475.5	481.9
Net Investment Income	56.5	49.8	53.0	50.8	48.1	49.7	55.7	159.3	153.5
Other Income	—	0.1	—	—	—	—	0.1	0.1	0.1
Total Life and Health Insurance	215.3	208.8	210.8	208.8	208.3	211.0	216.2	634.9	635.5
Total Segment Revenues	585.4	584.3	588.2	591.0	594.3	600.0	604.8	1,757.9	1,799.1
Net Realized Gains on Sales of Investments	49.1	2.3	26.9	5.5	50.9	4.1	4.9	78.3	59.9
Net Impairment Losses Recognized in Earnings	(3.4)	(1.0)	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)	(6.3)	(4.1)
Other	4.6	3.3	2.7	2.9	3.6	5.2	2.0	10.6	10.8
Total Revenues	$635.7	$588.9	$615.9	$596.6	$645.6	$608.9	$611.2	$1,840.5	$1,865.7

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Segment Operating Profit (Loss):
Kemper Preferred	$14.9	$13.7	$26.4	$(32.4)	$10.4	$(19.1)	$13.1	$55.0	$4.4
Kemper Specialty	7.2	0.3	4.2	(5.3)	3.2	(5.6)	4.9	11.7	2.5
Kemper Direct	10.1	11.6	9.6	2.1	1.6	(5.5)	(3.0)	31.3	(6.9)
Life and Health	35.2	31.2	31.9	37.7	29.4	30.3	43.0	98.3	102.7
Total Segment Operating Profit	67.4	56.8	72.1	2.1	44.6	0.1	58.0	196.3	102.7
Corporate and Other Operating Loss	(11.1)	(11.7)	(12.5)	(10.8)	(10.8)	(7.3)	(12.0)	(35.3)	(30.1)
Total Operating Profit (Loss)	56.3	45.1	59.6	(8.7)	33.8	(7.2)	46.0	161.0	72.6
Net Realized Gains on Sales of Investments	49.1	2.3	26.9	5.5	50.9	4.1	4.9	78.3	59.9
Net Impairment Losses Recognized in Earnings	(3.4)	(1.0)	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)	(6.3)	(4.1)
Income (Loss) from Continuing Operations before Income Taxes	$102.0	$46.4	$84.6	$(6.0)	$81.5	$(3.5)	$50.4	$233.0	$128.4
Segment Net Operating Income (Loss):
Kemper Preferred	$11.2	$10.5	$18.8	$(19.7)	$8.4	$(10.3)	$10.4	$40.5	$8.5
Kemper Specialty	5.3	0.7	3.5	(2.8)	2.7	(2.8)	4.1	9.5	4.0
Kemper Direct	6.9	7.9	6.7	1.8	1.5	(2.9)	(1.3)	21.5	(2.7)
Life and Health	22.9	20.3	21.2	24.3	19.2	19.5	27.8	64.4	66.5
Total Segment Net Operating Income	46.3	39.4	50.2	3.6	31.8	3.5	41.0	135.9	76.3
Corporate and Other Net Operating Loss	(7.4)	(7.7)	(7.9)	(7.0)	(7.2)	(4.3)	(7.6)	(23.0)	(19.1)
Consolidated Operating Income (Loss)	38.9	31.7	42.3	(3.4)	24.6	(0.8)	33.4	112.9	57.2
Unallocated Net Income (Loss) From:
Net Realized Gains on Sales of Investments	31.9	1.5	17.5	3.6	33.0	2.7	3.2	50.9	38.9
Net Impairment Losses Recognized in Earnings	(2.2)	(0.7)	(1.2)	(1.9)	(2.0)	(0.3)	(0.3)	(4.1)	(2.6)
Income (Loss) from Continuing Operations	$68.6	$32.5	$58.6	$(1.7)	$55.6	$1.6	$36.3	$159.7	$93.5

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Earned Premiums by Product:
Life	$98.4	$98.6	$97.9	$97.4	$98.4	$99.1	$98.5	$294.9	$296.0
Accident and Health	40.7	40.3	40.2	41.0	41.3	41.4	41.5	121.2	124.2
Property and Casualty:
Personal Lines:
Automobile	239.1	244.6	245.7	255.5	261.3	265.6	267.7	729.4	794.6
Homeowners	82.3	82.1	80.4	81.4	80.8	78.7	77.1	244.8	236.6
Other Personal	33.5	34.1	33.6	33.7	34.5	34.5	34.2	101.2	103.2
Total Personal Lines	354.9	360.8	359.7	370.6	376.6	378.8	379.0	1,075.4	1,134.4
Commercial Automobile	13.5	13.1	12.1	11.8	11.0	10.5	10.2	38.7	31.7
Total Earned Premiums	$507.5	$512.8	$509.9	$520.8	$527.3	$529.8	$529.2	$1,530.2	$1,586.3
Net Investment Income by Segment:
Kemper Preferred:
Equity Method Limited Liability Companies	$2.1	$1.4	$3.5	$1.3	$0.5	$0.8	$1.4	$7.0	$2.7
All Other Net Investment Income	11.1	11.8	11.5	10.1	10.3	11.1	9.5	34.4	30.9
Net Investment Income	13.2	13.2	15.0	11.4	10.8	11.9	10.9	41.4	33.6
Kemper Specialty:
Equity Method Limited Liability Companies	0.8	0.6	1.4	0.5	0.3	0.3	0.6	2.8	1.2
All Other Net Investment Income	4.2	4.5	4.9	4.1	4.2	4.4	4.6	13.6	13.2
Net Investment Income	5.0	5.1	6.3	4.6	4.5	4.7	5.2	16.4	14.4
Kemper Direct:
Equity Method Limited Liability Companies	0.5	0.3	0.9	0.5	0.1	0.2	0.5	1.7	0.8
All Other Net Investment Income	2.6	2.9	2.9	2.7	3.3	3.5	3.1	8.4	9.9
Net Investment Income	3.1	3.2	3.8	3.2	3.4	3.7	3.6	10.1	10.7
Life and Health Insurance:
Equity Method Limited Liability Companies	3.8	1.1	2.3	(0.3)	(1.5)	(0.3)	3.9	7.2	2.1
All Other Net Investment Income	52.7	48.7	50.7	51.1	49.6	50.0	51.8	152.1	151.4
Net Investment Income	56.5	49.8	53.0	50.8	48.1	49.7	55.7	159.3	153.5
Total Segment Net Investment Income	77.8	71.3	78.1	70.0	66.8	70.0	75.4	227.2	212.2
Unallocated Net Investment Income:
Equity Method Limited Liability Companies	0.5	0.2	0.5	0.2	—	0.1	0.3	1.2	0.4
All Other Net Investment Income	4.1	3.1	2.2	2.7	3.6	5.1	1.7	9.4	10.4
Unallocated Net Investment Income	4.6	3.3	2.7	2.9	3.6	5.2	2.0	10.6	10.8
Net Investment Income	$82.4	$74.6	$80.8	$72.9	$70.4	$75.2	$77.4	$237.8	$223.0

Kemper Corporation Catastrophe Frequency and Severity (Unaudited)

CATASTROPHE LOSSES AND LAE
	Nine Months Ended Sep 30, 2013				Nine Months Ended Sep 30, 2012
	Consolidated		Combined P&C		Consolidated		Combined P&C
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	24	$41.9	25	$45.0	18	$21.5	19	$23.8
$5 - $10	1	6.5	—	—	6	46.7	5	37.5
$10 - $15	—	—	—	—	1	11.3	1	10.9
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	25	$48.4	25	$45.0	25	$79.5	25	$72.2

SEGMENT CATASTROPHE LOSSES AND LAE
	Nine Months Ended Sep 30, 2013
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	25	$39.0	19	$3.8	24	$2.2	17	$3.4
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	25	$39.0	19	$3.8	24	$2.2	17	$3.4

	Nine Months Ended Sep 30, 2012
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	20	$28.9	17	$4.7	25	$4.8	16	$7.3
$5 - $10	4	33.8	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	24	$62.7	17	$4.7	25	$4.8	16	$7.3

Kemper Corporation Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Results of Operations
Net Premiums Written	$345.0	$348.9	$345.4	$340.5	$377.7	$367.3	$368.6	$1,039.3	$1,113.6
Earned Premiums:
Personal:
Automobile	$239.1	$244.6	$245.7	$255.5	$261.3	$265.6	$267.7	$729.4	$794.6
Homeowners	82.3	82.1	80.4	81.4	80.8	78.7	77.1	244.8	236.6
Other Personal	13.8	14.1	13.9	14.1	14.0	13.7	13.8	41.8	41.5
Total Personal	335.2	340.8	340.0	351.0	356.1	358.0	358.6	1,016.0	1,072.7
Commercial Automobile	13.5	13.1	12.1	11.8	11.0	10.5	10.2	38.7	31.7
Total Earned Premiums	348.7	353.9	352.1	362.8	367.1	368.5	368.8	1,054.7	1,104.4
Net Investment Income	21.3	21.5	25.1	19.2	18.7	20.3	19.7	67.9	58.7
Other Income	0.1	0.1	0.2	0.2	0.2	0.2	0.1	0.4	0.5
Total Revenues	370.1	375.5	377.4	382.2	386.0	389.0	388.6	1,123.0	1,163.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	245.1	246.3	251.1	275.6	272.0	276.7	271.0	742.5	819.7
Catastrophe Losses and LAE	10.4	25.9	8.7	46.3	10.7	50.8	10.7	45.0	72.2
Prior Years:
Non-catastrophe Losses and LAE	(10.2)	(12.2)	(12.0)	(1.6)	(9.0)	(2.4)	(5.5)	(34.4)	(16.9)
Catastrophe Losses and LAE	(1.7)	(5.2)	(1.5)	(0.3)	(1.7)	(4.2)	(0.2)	(8.4)	(6.1)
Total Incurred Losses and LAE	243.6	254.8	246.3	320.0	272.0	320.9	276.0	744.7	868.9
Insurance Expenses	94.3	95.1	90.9	97.8	98.8	98.3	97.6	280.3	294.7
Operating Profit (Loss)	32.2	25.6	40.2	(35.6)	15.2	(30.2)	15.0	98.0	—
Income Tax Benefit (Expense)	(8.8)	(6.5)	(11.2)	14.9	(2.6)	14.2	(1.8)	(26.5)	9.8
Segment Net Operating Income (Loss)	$23.4	$19.1	$29.0	$(20.7)	$12.6	$(16.0)	$13.2	$71.5	$9.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	70.3%	69.6%	71.3%	75.9%	74.2%	75.1%	73.5%	70.4%	74.3%
Current Year Catastrophe Losses and LAE Ratio	3.0	7.3	2.5	12.8	2.9	13.8	2.9	4.3	6.5
Prior Years Non-catastrophe Losses and LAE Ratio	(2.9)	(3.4)	(3.4)	(0.4)	(2.5)	(0.7)	(1.5)	(3.3)	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(1.5)	(0.4)	(0.1)	(0.5)	(1.1)	(0.1)	(0.8)	(0.6)
Total Incurred Loss and LAE Ratio	69.9	72.0	70.0	88.2	74.1	87.1	74.8	70.6	78.7
Incurred Expense Ratio	27.0	26.9	25.8	27.0	26.9	26.7	26.5	26.6	26.7
Combined Ratio	96.9%	98.9%	95.8%	115.2%	101.0%	113.8%	101.3%	97.2%	105.4%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	70.3%	69.6%	71.3%	75.9%	74.2%	75.1%	73.5%	70.4%	74.3%
Incurred Expense Ratio	27.0	26.9	25.8	27.0	26.9	26.7	26.5	26.6	26.7
Underlying Combined Ratio	97.3%	96.5%	97.1%	102.9%	101.1%	101.8%	100.0%	97.0%	101.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	97.3%	96.5%	97.1%	102.9%	101.1%	101.8%	100.0%	97.0%	101.0%
Current Year Catastrophe Losses and LAE Ratio	3.0	7.3	2.5	12.8	2.9	13.8	2.9	4.3	6.5
Prior Years Non-catastrophe Losses and LAE Ratio	(2.9)	(3.4)	(3.4)	(0.4)	(2.5)	(0.7)	(1.5)	(3.3)	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(1.5)	(0.4)	(0.1)	(0.5)	(1.1)	(0.1)	(0.8)	(0.6)
Combined Ratio as Reported	96.9%	98.9%	95.8%	115.2%	101.0%	113.8%	101.3%	97.2%	105.4%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Results of Operations
Net Premiums Written	$222.5	$226.3	$205.8	$213.8	$237.9	$233.0	$207.0	$654.6	$677.9
Earned Premiums:
Automobile	$126.5	$127.5	$127.1	$130.4	$130.5	$128.0	$126.6	$381.1	$385.1
Homeowners	80.2	80.0	78.2	79.1	78.4	76.3	74.7	238.4	229.4
Other Personal	13.8	14.0	13.9	14.0	14.0	13.7	13.7	41.7	41.4
Total Earned Premiums	220.5	221.5	219.2	223.5	222.9	218.0	215.0	661.2	655.9
Net Investment Income	13.2	13.2	15.0	11.4	10.8	11.9	10.9	41.4	33.6
Other Income	0.1	—	0.1	0.1	0.1	0.1	0.1	0.2	0.3
Total Revenues	233.8	234.7	234.3	235.0	233.8	230.0	226.0	702.8	689.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	148.9	144.6	147.9	159.6	154.0	149.8	145.0	441.4	448.8
Catastrophe Losses and LAE	9.7	22.3	7.0	42.7	9.4	44.8	8.5	39.0	62.7
Prior Years:
Non-catastrophe Losses and LAE	(1.5)	(5.1)	(6.8)	4.5	(0.8)	(1.7)	(0.6)	(13.4)	(3.1)
Catastrophe Losses and LAE	(1.6)	(4.9)	(1.4)	(0.2)	(1.6)	(4.1)	(0.3)	(7.9)	(6.0)
Total Incurred Losses and LAE	155.5	156.9	146.7	206.6	161.0	188.8	152.6	459.1	502.4
Insurance Expenses	63.4	64.1	61.2	60.8	62.4	60.3	60.3	188.7	183.0
Operating Profit (Loss)	14.9	13.7	26.4	(32.4)	10.4	(19.1)	13.1	55.0	4.4
Income Tax Benefit (Expense)	(3.7)	(3.2)	(7.6)	12.7	(2.0)	8.8	(2.7)	(14.5)	4.1
Segment Net Operating Income (Loss)	$11.2	$10.5	$18.8	$(19.7)	$8.4	$(10.3)	$10.4	$40.5	$8.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	67.5%	65.2%	67.4%	71.4%	69.1%	68.7%	67.4%	66.7%	68.4%
Current Year Catastrophe Losses and LAE Ratio	4.4	10.1	3.2	19.1	4.2	20.6	4.0	5.9	9.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(2.3)	(3.1)	2.0	(0.4)	(0.8)	(0.3)	(2.0)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(2.2)	(0.6)	(0.1)	(0.7)	(1.9)	(0.1)	(1.2)	(0.9)
Total Incurred Loss and LAE Ratio	70.5	70.8	66.9	92.4	72.2	86.6	71.0	69.4	76.6
Incurred Expense Ratio	28.8	28.9	27.9	27.2	28.0	27.7	28.0	28.5	27.9
Combined Ratio	99.3%	99.7%	94.8%	119.6%	100.2%	114.3%	99.0%	97.9%	104.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	67.5%	65.2%	67.4%	71.4%	69.1%	68.7%	67.4%	66.7%	68.4%
Incurred Expense Ratio	28.8	28.9	27.9	27.2	28.0	27.7	28.0	28.5	27.9
Underlying Combined Ratio	96.3%	94.1%	95.3%	98.6%	97.1%	96.4%	95.4%	95.2%	96.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	96.3%	94.1%	95.3%	98.6%	97.1%	96.4%	95.4%	95.2%	96.3%
Current Year Catastrophe Losses and LAE Ratio	4.4	10.1	3.2	19.1	4.2	20.6	4.0	5.9	9.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(2.3)	(3.1)	2.0	(0.4)	(0.8)	(0.3)	(2.0)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(2.2)	(0.6)	(0.1)	(0.7)	(1.9)	(0.1)	(1.2)	(0.9)
Combined Ratio as Reported	99.3%	99.7%	94.8%	119.6%	100.2%	114.3%	99.0%	97.9%	104.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred Insurance Reserves (Dollars in Millions) (Unaudited)

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Automobile	$279.2	$278.5	$281.0	$287.6	$274.2	$272.3	$273.2
Homeowners	115.5	119.8	120.5	123.7	116.0	124.0	106.6
Other Personal	38.6	38.1	41.7	41.0	38.5	38.4	36.0
Insurance Reserves	$433.3	$436.4	$443.2	$452.3	$428.7	$434.7	$415.8
Insurance Reserves:
Loss Reserves:
Case	$270.9	$274.4	$279.9	$284.7	$267.0	$265.6	$260.3
Incurred but Not Reported	103.8	101.8	102.5	105.5	100.0	107.0	92.7
Total Loss Reserves	374.7	376.2	382.4	390.2	367.0	372.6	353.0
LAE Reserves	58.6	60.2	60.8	62.1	61.7	62.1	62.8
Insurance Reserves	$433.3	$436.4	$443.2	$452.3	$428.7	$434.7	$415.8

Kemper Corporation Kemper Specialty (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Results of Operations
Net Premiums Written	$95.0	$95.1	$108.4	$94.9	$103.9	$98.6	$117.7	$298.5	$320.2
Earned Premiums:
Personal Automobile	$84.6	$87.5	$87.1	$90.7	$92.9	$96.1	$96.6	$259.2	$285.6
Commercial Automobile	13.5	13.1	12.1	11.8	11.0	10.5	10.2	38.7	31.7
Total Earned Premiums	98.1	100.6	99.2	102.5	103.9	106.6	106.8	297.9	317.3
Net Investment Income	5.0	5.1	6.3	4.6	4.5	4.7	5.2	16.4	14.4
Other Income	—	0.1	0.1	0.1	0.1	0.1	—	0.2	0.2
Total Revenues	103.1	105.8	105.6	107.2	108.5	111.4	112.0	314.5	331.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	76.5	80.3	78.7	88.5	84.2	89.0	86.2	235.5	259.4
Catastrophe Losses and LAE	0.3	2.4	1.1	0.1	0.9	3.7	0.1	3.8	4.7
Prior Years:
Non-catastrophe Losses and LAE	(3.0)	0.6	0.6	0.1	(2.9)	1.4	(1.0)	(1.8)	(2.5)
Catastrophe Losses and LAE	(0.1)	—	0.1	—	—	—	0.1	—	0.1
Total Incurred Losses and LAE	73.7	83.3	80.5	88.7	82.2	94.1	85.4	237.5	261.7
Insurance Expenses	22.2	22.2	20.9	23.8	23.1	22.9	21.7	65.3	67.7
Operating Profit (Loss)	7.2	0.3	4.2	(5.3)	3.2	(5.6)	4.9	11.7	2.5
Income Tax Benefit (Expense)	(1.9)	0.4	(0.7)	2.5	(0.5)	2.8	(0.8)	(2.2)	1.5
Segment Net Operating Income (Loss)	$5.3	$0.7	$3.5	$(2.8)	$2.7	$(2.8)	$4.1	$9.5	$4.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.0%	79.8%	79.3%	86.3%	81.0%	83.5%	80.7%	79.0%	81.8%
Current Year Catastrophe Losses and LAE Ratio	0.3	2.4	1.1	0.1	0.9	3.5	0.1	1.3	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.1)	0.6	0.6	0.1	(2.8)	1.3	(0.9)	(0.6)	(0.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	0.1	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	75.1	82.8	81.1	86.5	79.1	88.3	80.0	79.7	82.5
Incurred Expense Ratio	22.6	22.1	21.1	23.2	22.2	21.5	20.3	21.9	21.3
Combined Ratio	97.7%	104.9%	102.2%	109.7%	101.3%	109.8%	100.3%	101.6%	103.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.0%	79.8%	79.3%	86.3%	81.0%	83.5%	80.7%	79.0%	81.8%
Incurred Expense Ratio	22.6	22.1	21.1	23.2	22.2	21.5	20.3	21.9	21.3
Underlying Combined Ratio	100.6%	101.9%	100.4%	109.5%	103.2%	105.0%	101.0%	100.9%	103.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	100.6%	101.9%	100.4%	109.5%	103.2%	105.0%	101.0%	100.9%	103.1%
Current Year Catastrophe Losses and LAE Ratio	0.3	2.4	1.1	0.1	0.9	3.5	0.1	1.3	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.1)	0.6	0.6	0.1	(2.8)	1.3	(0.9)	(0.6)	(0.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	0.1	—	—	—	0.1	—	—
Combined Ratio as Reported	97.7%	104.9%	102.2%	109.7%	101.3%	109.8%	100.3%	101.6%	103.8%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Specialty Insurance Reserves (Dollars in Millions) (Unaudited)

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Personal Automobile	$146.2	$156.6	$159.1	$164.8	$167.4	$171.6	$165.2
Commercial Automobile	49.3	49.3	44.6	43.9	40.8	43.2	46.7
Other	6.7	6.8	7.0	7.2	7.4	7.5	7.6
Insurance Reserves	$202.2	$212.7	$210.7	$215.9	$215.6	$222.3	$219.5
Insurance Reserves:
Loss Reserves:
Case	$123.4	$129.1	$126.0	$130.9	$132.7	$134.7	$131.0
Incurred but Not Reported	45.8	47.9	48.7	48.3	45.6	47.3	47.2
Total Loss Reserves	169.2	177.0	174.7	179.2	178.3	182.0	178.2
LAE Reserves	33.0	35.7	36.0	36.7	37.3	40.3	41.3
Insurance Reserves	$202.2	$212.7	$210.7	$215.9	$215.6	$222.3	$219.5

Kemper Corporation Kemper Direct (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Results of Operations
Net Premiums Written	$27.5	$27.5	$31.2	$31.8	$35.9	$35.7	$43.9	$86.2	$115.5
Earned Premiums:
Automobile	$28.0	$29.6	$31.5	$34.4	$37.9	$41.5	$44.5	$89.1	$123.9
Homeowners	2.1	2.1	2.2	2.3	2.4	2.4	2.4	6.4	7.2
Other Personal	—	0.1	—	0.1	—	—	0.1	0.1	0.1
Total Earned Premiums	30.1	31.8	33.7	36.8	40.3	43.9	47.0	95.6	131.2
Net Investment Income	3.1	3.2	3.8	3.2	3.4	3.7	3.6	10.1	10.7
Total Revenues	33.2	35.0	37.5	40.0	43.7	47.6	50.6	105.7	141.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	19.7	21.4	24.5	27.5	33.8	37.9	39.8	65.6	111.5
Catastrophe Losses and LAE	0.4	1.2	0.6	3.5	0.4	2.3	2.1	2.2	4.8
Prior Years:
Non-catastrophe Losses and LAE	(5.7)	(7.7)	(5.8)	(6.2)	(5.3)	(2.1)	(3.9)	(19.2)	(11.3)
Catastrophe Losses and LAE	—	(0.3)	(0.2)	(0.1)	(0.1)	(0.1)	—	(0.5)	(0.2)
Total Incurred Losses and LAE	14.4	14.6	19.1	24.7	28.8	38.0	38.0	48.1	104.8
Insurance Expenses	8.7	8.8	8.8	13.2	13.3	15.1	15.6	26.3	44.0
Operating Profit (Loss)	10.1	11.6	9.6	2.1	1.6	(5.5)	(3.0)	31.3	(6.9)
Income Tax Benefit (Expense)	(3.2)	(3.7)	(2.9)	(0.3)	(0.1)	2.6	1.7	(9.8)	4.2
Segment Net Operating Income (Loss)	$6.9	$7.9	$6.7	$1.8	$1.5	$(2.9)	$(1.3)	$21.5	$(2.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	65.4%	67.2%	72.7%	74.7%	83.9%	86.4%	84.7%	68.6%	85.0%
Current Year Catastrophe Losses and LAE Ratio	1.3	3.8	1.8	9.5	1.0	5.2	4.5	2.3	3.7
Prior Years Non-catastrophe Losses and LAE Ratio	(18.9)	(24.2)	(17.2)	(16.8)	(13.2)	(4.8)	(8.3)	(20.1)	(8.6)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.9)	(0.6)	(0.3)	(0.2)	(0.2)	—	(0.5)	(0.2)
Total Incurred Loss and LAE Ratio	47.8	45.9	56.7	67.1	71.5	86.6	80.9	50.3	79.9
Incurred Expense Ratio	28.9	27.7	26.1	35.9	33.0	34.4	33.2	27.5	33.5
Combined Ratio	76.7%	73.6%	82.8%	103.0%	104.5%	121.0%	114.1%	77.8%	113.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	65.4%	67.2%	72.7%	74.7%	83.9%	86.4%	84.7%	68.6%	85.0%
Incurred Expense Ratio	28.9	27.7	26.1	35.9	33.0	34.4	33.2	27.5	33.5
Underlying Combined Ratio	94.3%	94.9%	98.8%	110.6%	116.9%	120.8%	117.9%	96.1%	118.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	94.3%	94.9%	98.8%	110.6%	116.9%	120.8%	117.9%	96.1%	118.5%
Current Year Catastrophe Losses and LAE Ratio	1.3	3.8	1.8	9.5	1.0	5.2	4.5	2.3	3.7
Prior Years Non-catastrophe Losses and LAE Ratio	(18.9)	(24.2)	(17.2)	(16.8)	(13.2)	(4.8)	(8.3)	(20.1)	(8.6)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.9)	(0.6)	(0.3)	(0.2)	(0.2)	—	(0.5)	(0.2)
Combined Ratio as Reported	76.7%	73.6%	82.8%	103.0%	104.5%	121.0%	114.1%	77.8%	113.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Direct Insurance Reserves (Dollars in Millions) (Unaudited)

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Automobile	$140.2	$154.0	$164.6	$173.3	$191.7	$200.8	$208.1
Homeowners	2.7	2.8	1.9	2.7	4.3	4.9	5.1
Other Personal	1.8	2.0	1.6	1.8	2.0	2.7	2.7
Insurance Reserves	$144.7	$158.8	$168.1	$177.8	$198.0	$208.4	$215.9
Insurance Reserves:
Loss Reserves:
Case	$97.5	$105.5	$108.8	$115.4	$126.0	$131.5	$137.0
Incurred but Not Reported	30.9	34.9	39.0	39.7	46.8	50.5	51.5
Total Loss Reserves	128.4	140.4	147.8	155.1	172.8	182.0	188.5
LAE Reserves	16.3	18.4	20.3	22.7	25.2	26.4	27.4
Insurance Reserves	$144.7	$158.8	$168.1	$177.8	$198.0	$208.4	$215.9

Kemper Corporation Life and Health Insurance (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Results of Operations
Earned Premiums:
Life	$98.4	$98.6	$97.9	$97.4	$98.4	$99.1	$98.5	$294.9	$296.0
Accident and Health	40.7	40.3	40.2	41.0	41.3	41.4	41.5	121.2	124.2
Property	19.7	20.0	19.7	19.6	20.5	20.8	20.4	59.4	61.7
Total Earned Premiums	158.8	158.9	157.8	158.0	160.2	161.3	160.4	475.5	481.9
Net Investment Income	56.5	49.8	53.0	50.8	48.1	49.7	55.7	159.3	153.5
Other Income	—	0.1	—	—	—	—	0.1	0.1	0.1
Total Revenues	215.3	208.8	210.8	208.8	208.3	211.0	216.2	634.9	635.5
Policyholders’ Benefits and Incurred Losses and LAE	94.6	99.4	102.9	92.9	96.7	102.9	100.6	296.9	300.2
Insurance Expenses	85.5	78.2	76.0	78.2	82.2	77.8	72.6	239.7	232.6
Operating Profit	35.2	31.2	31.9	37.7	29.4	30.3	43.0	98.3	102.7
Income Tax Expense	(12.3)	(10.9)	(10.7)	(13.4)	(10.2)	(10.8)	(15.2)	(33.9)	(36.2)
Segment Net Operating Income	$22.9	$20.3	$21.2	$24.3	$19.2	$19.5	$27.8	$64.4	$66.5

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Future Policyholder Benefits	$3,146.7	$3,133.3	$3,119.4	$3,103.1	$3,093.4	$3,078.1	$3,062.7
Incurred Losses and LAE Reserves:
Life	33.1	34.3	35.0	36.8	34.7	30.7	32.7
Accident and Health	21.7	22.0	20.4	21.7	21.7	21.8	22.4
Property	4.7	5.7	8.0	7.0	10.5	10.1	8.0
Total Incurred Losses and LAE Reserves	59.5	62.0	63.4	65.5	66.9	62.6	63.1
Insurance Reserves	$3,206.2	$3,195.3	$3,182.8	$3,168.6	$3,160.3	$3,140.7	$3,125.8

Kemper Corporation Details of Investment Performance (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Net Investment Income
Interest and Dividends on Fixed Maturities	$59.5	$58.6	$59.1	$60.4	$59.7	$63.8	$62.2	$177.2	$185.7
Dividends on Equity Securities	11.3	9.0	8.8	7.0	7.3	6.2	5.2	29.1	18.7
Short-term Investments	—	—	—	—	0.1	0.1	—	—	0.2
Loans to Policyholders	5.0	4.8	4.9	4.9	4.7	4.6	4.7	14.7	14.0
Real Estate	3.7	6.6	7.4	7.4	7.0	6.6	6.4	17.7	20.0
Equity Method Limited Liability Investments	7.7	3.6	8.6	2.1	(0.6)	1.1	6.7	19.9	7.2
Other	—	—	—	0.1	(0.1)	0.1	—	—	—
Total Investment Income	87.2	82.6	88.8	81.9	78.1	82.5	85.2	258.6	245.8
Investment Expenses:
Real Estate	3.0	6.0	6.3	7.3	6.4	6.1	6.3	15.3	18.8
Other Investment Expenses	1.8	2.0	1.7	1.7	1.3	1.2	1.5	5.5	4.0
Total Investment Expenses	4.8	8.0	8.0	9.0	7.7	7.3	7.8	20.8	22.8
Net Investment Income	$82.4	$74.6	$80.8	$72.9	$70.4	$75.2	$77.4	$237.8	$223.0
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$2.5	$1.4	$25.7	$1.7	$50.7	$4.1	$0.4	$29.6	$55.2
Losses on Sales	—	—	—	—	(0.1)	—	—	—	(0.1)
Equity Securities:
Gains on Sales	0.7	0.8	0.4	3.6	0.1	0.5	4.1	1.9	4.7
Losses on Sales	(0.2)	—	(0.1)	—	—	(0.2)	—	(0.3)	(0.2)
Equity Method Limited Liability Investments:
Gains on Sales	2.3	0.2	—	—	—	—	—	2.5	—
Real Estate:
Gains on Sales	43.6	—	0.6	0.2	—	—	—	44.2	—
Other Investments:
Gains on Sales	—	—	0.1	—	—	—	—	0.1	—
Losses on Sales	—	(0.1)	—	—	—	—	—	(0.1)	—
Trading Securities Net Gains (Losses)	0.2	—	0.2	—	0.2	(0.3)	0.4	0.4	0.3
Net Realized Gains on Sales of Investments	$49.1	$2.3	$26.9	$5.5	$50.9	$4.1	$4.9	$78.3	$59.9
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(2.2)	$(0.5)	$(1.7)	$(1.5)	$—	$(0.4)	$—	$(4.4)	$(0.4)
Equity Securities	(1.2)	(0.5)	(0.2)	(1.3)	(0.1)	—	(0.5)	(1.9)	(0.6)
Real Estate	—	—	—	—	(3.1)	—	—	—	(3.1)
Net Impairment Losses Recognized in Earnings	$(3.4)	$(1.0)	$(1.9)	$(2.8)	$(3.2)	$(0.4)	$(0.5)	$(6.3)	$(4.1)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Sep 30, 2013		Dec 31, 2012		Dec 31, 2011
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$376.3	6.1%	$428.9	6.6%	$491.7	7.9%
States and Political Subdivisions	1,384.6	22.4	1,401.4	21.7	1,852.6	29.8
Corporate Securities:
Bonds and Notes	2,825.5	45.7	2,993.4	46.3	2,342.3	37.6
Redeemable Preferred Stocks	9.2	0.1	32.6	0.5	81.7	1.3
Mortgage and Asset-backed	49.4	0.8	3.9	0.1	5.1	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,645.0	75.2	4,860.2	75.2	4,773.4	76.7
Equity Securities Reported at Fair Value:
Preferred Stocks	103.8	1.7	100.5	1.6	107.2	1.7
Common Stocks	173.6	2.8	154.2	2.4	130.4	2.1
Other Equity Interests:
Exchange Traded Funds	136.0	2.2	125.9	1.9	66.6	1.1
Limited Liability Companies and Limited Partnerships	154.0	2.5	141.3	2.2	93.1	1.5
Subtotal Equity Securities Reported at Fair Value	567.4	9.2	521.9	8.1	397.3	6.4
Equity Method Limited Liability Investments	231.4	3.7	253.0	3.9	306.3	4.9
Short-term Investments at Cost which Approximates Fair Value	286.8	4.6	327.5	5.1	247.4	4.0
Other Investments:
Loans to Policyholders at Unpaid Principal	272.8	4.4	266.3	4.1	253.9	4.1
Real Estate at Depreciated Cost	168.1	2.7	226.2	3.5	239.4	3.8
Trading Securities at Fair Value	4.8	0.1	4.5	0.1	4.4	0.1
Other	0.5	—	0.5	—	0.6	—
Subtotal Other Investments	446.2	7.2	497.5	7.7	498.3	8.0
Total Investments	$6,176.8	100.0%	$6,460.1	100.0%	$6,222.7	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,207.1	69.0%	$3,319.1	68.3%	$3,591.8	75.2%
BBB	1,114.4	24.0	1,199.0	24.7	839.4	17.6
BB, B	152.5	3.3	158.9	3.3	197.7	4.1
CCC or Lower	171.0	3.7	183.2	3.8	144.5	3.0
Total Investments in Fixed Maturities	$4,645.0	100.0%	$4,860.2	100.0%	$4,773.4	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.9		7.1		7.4

[1] Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Sep 30, 2013		Dec 31, 2012		Dec 31, 2011
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,250.1	20.2%	$1,371.1	21.2%	$1,153.1	18.5%
Finance, Insurance and Real Estate	766.8	12.4	780.8	12.1	590.4	9.5
Transportation, Communication and Utilities	282.2	4.6	289.2	4.5	252.2	4.1
Services	278.7	4.5	298.6	4.6	233.8	3.8
Mining	142.7	2.3	143.4	2.2	89.6	1.4
Retail Trade	75.1	1.2	66.5	1.0	50.1	0.8
Wholesale Trade	63.6	1.0	57.8	0.9	41.5	0.7
Agriculture, Forestry and Fishing	18.9	0.3	19.2	0.3	17.8	0.3
Other	6.0	0.1	3.3	0.1	0.6	—
Total Fair Value of Non-governmental Fixed Maturities	$2,884.1	46.6%	$3,029.9	46.9%	$2,429.1	39.1%

	Sep 30, 2013
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$86.3	1.4%
Ohio	67.5	1.1
Georgia	64.9	1.1
Colorado	60.0	1.0
Wisconsin	55.0	0.9
Maryland	53.6	0.8
Louisiana	50.4	0.8
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	73.7	1.2
Vintage Fund IV, LP	54.2	0.9
Special Value Opportunities Fund, LLC	50.9	0.8
Total	$616.5	10.0%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions Pre-refunded with U.S. Government and Government Agencies Held in Trust at September 30, 2013.

Kemper Corporation Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust (Dollars in Millions) (Unaudited)

	Sep 30, 2013
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$41.2	$17.8	$27.3	$86.3	7.2%	1.4%
Ohio	39.5	4.4	23.6	67.5	5.6	1.1
Georgia	46.8	11.2	6.9	64.9	5.4	1.1
Colorado	—	19.8	40.2	60.0	5.0	1.0
Wisconsin	47.4	6.2	1.4	55.0	4.6	0.9
Maryland	32.6	17.7	3.3	53.6	4.5	0.9
Louisiana	32.5	1.4	16.5	50.4	4.2	0.8
Michigan	33.7	—	16.5	50.2	4.2	0.8
Washington	26.4	0.3	22.2	48.9	4.1	0.8
Florida	38.1	—	3.2	41.3	3.4	0.7
North Carolina	17.3	1.9	21.7	40.9	3.4	0.7
Utah	28.4	—	10.1	38.5	3.2	0.6
New York	5.8	—	29.6	35.4	2.9	0.6
Mississippi	24.1	—	4.2	28.3	2.4	0.5
Oregon	27.9	—	—	27.9	2.3	0.5
Connecticut	22.2	—	5.2	27.4	2.3	0.4
Indiana	—	—	26.0	26.0	2.2	0.4
South Carolina	22.6	3.1	—	25.7	2.1	0.4
Delaware	17.2	—	8.4	25.6	2.1	0.4
Virginia	—	18.3	6.6	24.9	2.1	0.4
Nevada	22.6	1.1	—	23.7	2.0	0.4
Arkansas	22.3	—	—	22.3	1.9	0.4
Massachusetts	—	—	21.2	21.2	1.8	0.3
Minnesota	14.7	4.4	1.7	20.8	1.7	0.3
Tennessee	4.4	6.8	9.1	20.3	1.7	0.3
New Jersey	—	5.3	13.1	18.4	1.5	0.3
Missouri	—	—	17.4	17.4	1.4	0.3
Iowa	—	—	16.8	16.8	1.4	0.3
Kentucky	—	1.0	14.1	15.1	1.3	0.2
Hawaii	14.4	—	—	14.4	1.2	0.2
Pennsylvania	11.6	2.2	0.3	14.1	1.2	0.2
Arizona	—	3.1	9.8	12.9	1.1	0.2
Nebraska	—	6.3	5.1	11.4	0.9	0.2
District of Columbia	—	—	11.1	11.1	0.9	0.2
Oklahoma	—	—	10.2	10.2	0.8	0.2
Rhode Island	10.2	—	—	10.2	0.8	0.2
New Mexico	—	—	10.0	10.0	0.8	0.2
West Virginia	9.5	—	—	9.5	0.8	0.2
California	1.1	—	8.4	9.5	0.8	0.2
All Other States	13.3	2.8	18.9	35.0	2.9	0.6
Total (1)	$627.8	$135.1	$440.1	$1,203.0	100.0%	19.5%

[1] Sum of percentages for individual lines does not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Investment Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

		Unfunded Commitment	Reported Value		Stated Fund
	Asset Class	Sep 30, 2013	Sep 30, 2013	Dec 31, 2012	End Date
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$73.7	$69.9	10/10/16
Vintage Fund IV, LP	Secondary Transactions	17.4	54.2	58.9	12/31/16
Special Value Opportunities Fund, LLC	Distressed Debt	—	50.9	59.4	07/13/16
BNY Mezzanine - Alcentra Partners III, LP	Mezzanine Debt	18.2	16.3	18.9	2021-2022
BNY Mezzanine Partners, LP	Mezzanine Debt	0.2	9.3	9.2	04/17/16
Ziegler Meditech Equity Partners, LP	Growth Equity	—	7.2	8.9	01/31/16
Midwest Mezzanine Fund IV, LP	Mezzanine Debt	0.3	6.1	6.3	12/18/16
NYLIM Mezzanine Partners II, LP	Mezzanine Debt	3.8	5.4	10.3	07/31/16
Other Funds		13.3	8.3	11.2	Various
Total Equity Method Limited Liability Investments		53.2	231.4	253.0
Reported as Other Equity Interests and Reported at Fair Value:
Highbridge Principal Strategies Mezzanine Partners, LP	Mezzanine Debt	2.3	20.4	22.1	01/23/18
Vintage Fund V, LP	Secondary Transactions	5.6	12.8	13.7	12/31/18
Highbridge Principal Strategies Credit Opportunities Fund, LP	Hedge Fund	—	11.6	11.0	12/29/21
GS Mezzanine Partners V, LP	Mezzanine Debt	11.8	7.9	9.3	12/31/21
Other		95.2	101.3	85.2	Various
Total Reported as Other Equity Interests and Reported at Fair Value		114.9	154.0	141.3
Total		$168.1	$385.4	$394.3

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.

Combined Property and Casualty Operations is a non-GAAP financial measure, which is comprised of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of 1) Net Realized Gains (Losses) on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income (loss) from continuing operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains (Losses) on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Consolidated Net Operating Income (Loss)	$38.9	$31.7	$42.3	$(3.4)	$24.6	$(0.8)	$33.4	$112.9	$57.2
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	31.9	1.5	17.5	3.6	33.0	2.7	3.2	50.9	38.9
Net Impairment Losses Recognized in Earnings	(2.2)	(0.7)	(1.2)	(1.9)	(2.0)	(0.3)	(0.3)	(4.1)	(2.6)
Income (Loss) from Continuing Operations	$68.6	$32.5	$58.6	$(1.7)	$55.6	$1.6	$36.3	$159.7	$93.5

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss)by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐Basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended							Nine Months Ended
(Unaudited)	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Sep 30, 2013	Sep 30, 2012
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.69	$0.55	$0.72	$(0.06)	$0.42	$(0.01)	$0.56	$1.96	$0.96
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.56	0.02	0.30	0.06	0.56	0.05	0.05	0.88	0.66
Net Impairment Losses Recognized in Earnings	(0.04)	(0.01)	(0.02)	(0.03)	(0.03)	(0.01)	—	(0.07)	(0.05)
Income (Loss) from Continuing Operations Per Unrestricted Share	$1.21	$0.56	$1.00	$(0.03)	$0.95	$0.03	$0.61	$2.77	$1.57

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses, and loss and LAE reserve development. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s Property and Casualty insurance businesses that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.